Exhibit 10.100

November 9, 2007

MEADE INSTRUMENTS CORP.

SIMMONS OUTDOOR CORP.

CORONADO INSTRUMENTS, INC.

6001 Oak Canyon

Irvine, CA 92618

Re:  Limited Waiver Agreement

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement dated as of October 25, 2002 (as amended, restated or modified from time to time, the “Credit Agreement”) among BANK OF AMERICA, N.A., as lender (the “Lender”), MEADE INSTRUMENTS CORP., a Delaware corporation, SIMMONS OUTDOOR CORP., a Delaware corporation, and CORONADO INSTRUMENTS, INC., a California corporation (such entities being referred to hereinafter each individually as a “Borrower” and collectively, the “Borrowers”). Initially capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

In connection with the violation of the Minimum EBITDA covenant set forth in Section 7.23 of the Credit Agreement as of August 31, 2007 (the “Covenant Violation”), the Lender and Borrowers entered into that certain Limited Waiver Agreement (the “Limited Waiver Agreement”) dated as October 11, 2007.

Pursuant to the Limited Waiver Agreement, the Lender waived the Covenant Violation for a period of 30 days from the date thereof and agreed not to exercise any default, rights or remedies available as a result of the occurrence thereof for such 30 day period (the “Covenant Violation Waiver”).

The Borrowers have requested an extension of the Covenant Violation Waiver to November 15, 2007 and the Lender hereby agrees to such extension and agrees not to exercise any default, rights or remedies available as a result of the occurrence of the Covenant Violation until November 15, 2007 so long as (a) no new Default or Event of Default occurs and is continuing; (b) the Availability Reserve, as defined in the Limited Waiver Agreement, is increased to and remains at $500,000; and (c) the Borrowers deliver to the Lender executed original copies of each of the Consents and Reaffirmations attached to this Amendment.

The waiver granted in this letter agreement shall be limited strictly as written and shall not be deemed to constitute a waiver of, or any consent to noncompliance with, any term or provision of this letter agreement, the Limited Waiver Agreement, the Credit Agreement or any other Loan Document except as expressly set forth herein.

In order to induce the Lender to agree to the foregoing, the Borrowers agree that, except as set forth above, the terms and provisions of the Limited Waiver Agreement are ratified and confirmed and shall continue in full force and effect, and the Limited Waiver Agreement (as amended hereby) shall continue to be legal, valid, binding and enforceable in accordance with its terms.

This letter agreement may not be amended or modified except in a writing signed by the Borrowers and the Lender. This letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement and shall be considered to be an other Loan Document. This letter agreement , together with the Credit Agreement, the Limited Waiver Agreement, and the other Loan Documents, contains the entire understanding between each Borrower and the Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. THIS LETTER AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA. TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY, IF ANY, IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET, OR OTHERWISE CONCERNING THIS LETTER. WITHOUT LIMITING THE APPLICABILITY OF ANY OTHER PROVISION OF THE CREDIT AGREEMENT, THE TERMS OF SECTION 12.3 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS LETTER AGREEMENT.

[Signature Page Follows]

2

Please execute this letter agreement in the space provided below to acknowledge your agreement to the foregoing.

Very truly yours,

BANK OF AMERICA, N.A.

By:	/s/ Robert M. Dalton
Name:	Robert M. Dalton
Title:	Vice President

Accepted and agreed to as of the date first set forth above:

MEADE INSTRUMENTS CORP.

By:	/s/ Paul E. Ross
Name: Paul E. Ross
Title: Senior Vice President & CFO

SIMMONS OUTDOOR CORP.

By:	/s/ Paul E. Ross
Name: Paul E. Ross
Title: Senior Vice President & CFO

CORONADO INSTRUMENTS, INC.

By:	/s/ Paul E. Ross
Name: Paul E. Ross
Title: Senior Vice President & CFO

Signature Page

CONSENTS AND REAFFIRMATIONS

Each of MEADE INSTRUMENTS EUROPE CORP., a California corporation, and MEADE INSTRUMENTS HOLDINGS CORP., a California corporation, hereby acknowledges the execution of, and consents to, the terms and conditions of that certain letter agreement dated as of November     , 2007, among MEADE INSTRUMENTS CORP., SIMMONS OUTDOOR CORP., CORONADO INSTRUMENTS, INC. and BANK OF AMERICA, N.A. (the “Creditor”), and reaffirms its obligations under (a) that certain Continuing Guaranty (the “Guaranty”) dated as of September 24, 2001, made by the undersigned in favor of the Creditor, and (b) that certain Security Agreement (the “Security Agreement”) dated as of September, 2001, by and between the undersigned and the Creditor. Each of the undersigned acknowledges and agrees that each of the Guaranty and the Security Agreement remain in full force and effect and are hereby ratified and confirmed.

Dated as of November 9, 2007.

MEADE INSTRUMENTS EUROPE CORP.,
a California corporation

By:	/s/ Paul E. Ross
Name: Paul E. Ross
Title: Senior Vice President & CFO

MEADE INSTRUMENTS HOLDINGS CORP.,
a California corporation

By:	/s/ Paul E. Ross
Name: Paul E. Ross
Title: Senior Vice President & CFO

CONSENTS AND REAFFIRMATIONS

Each of MTSC HOLDINGS, INC., a California corporation (“MTSC”), MC HOLDINGS, INC., a California corporation (“MC HOLDINGS”), and MEADE CORONADO HOLDINGS CORP., a California corporation (“MCHC”), hereby acknowledges the execution of, and consents to, the terms and conditions of that certain letter agreement dated as of November      , 2007, among MEADE INSTRUMENTS CORP., SIMMONS OUTDOOR CORP., CORONADO INSTRUMENTS, INC. and BANK OF AMERICA, N.A. (“Creditor”), and reaffirms its obligations under that certain Continuing Guaranty (the “Guaranty”) dated as of September 24, 2001 executed in favor of the Creditor and joined by each of the undersigned pursuant to an Instrument of Joinder, dated as of (i) October 25, 2002 with respect to MTSC and MC HOLDINGS, and (ii) December 1, 2004 with respect to MCHC (respectively, the “Instrument”). Each of the undersigned acknowledges and agrees that each of the Guaranty and Instrument remain in full force and effect and are hereby ratified and confirmed.

Dated as of November 9, 2007.

MTSC HOLDINGS, INC.,
a California corporation,

By:	/s/ Paul E. Ross
Name: Paul E. Ross
Title: Senior Vice President & CFO

MC HOLDINGS, INC.,
a California corporation

By:	/s/ Paul E. Ross
Name: Paul E. Ross
Title: Senior Vice President & CFO

MEADE CORONADO HOLDINGS CORP.,
a California corporation

By:	/s/ Paul E. Ross
Name: Paul E. Ross
Title: Senior Vice President & CFO